                                                              Execution Copy





                           INDEMNIFICATION AGREEMENT


                                     among


                      FINANCIAL SECURITY ASSURANCE INC.,

                     NATIONAL FINANCIAL AUTO FUNDING TRUST

                                      and

                       FIRST UNION CAPITAL MARKETS CORP.








                         Dated as of November 21, 1995


                      National Auto Finance 1995-1 Trust
                6.36% Automobile Loan Asset-Backed Certificates
                                  $38,220,000

                               TABLE OF CONTENTS

                                                                                                               Page
Section 1.  Definitions...........................................................................................1

Section 2.  Representations, Warranties and
                       Agreements of Financial Security...........................................................3

Section 3.  Representations, Warranties and
                       Agreements of the Placement Agent..........................................................6

Section 4.  Indemnification.......................................................................................7

Section 5.  Indemnification Procedures............................................................................8

Section 6.  Contribution..........................................................................................9

Section 7.  Miscellaneous........................................................................................10

EXHIBIT A - Opinion of Assistant General Counsel

                           INDEMNIFICATION AGREEMENT



         INDEMNIFICATION AGREEMENT dated as of November 21, 1995, among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"),
NATIONAL FINANCIAL AUTO FUNDING TRUST (the "Company") and FIRST
UNION CAPITAL MARKETS CORP. (the "Placement Agent"):

         Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings provided below:

         "Agreement" means this Indemnification Agreement, as amended from time to time.

         "Company Party" means any of the Company, its subsidiaries and affiliates and any trustee, holder of beneficial ownership interest, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Federal Securities Laws" means the Securities Act, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Public Utility Holding Company Act of 1935, each as amended from time to time, and the rules regulations in effect from time to time under such Acts.

         "Financial Security Agreements" means this Agreement, the Spread Account Agreement and the Insurance Agreement.

         "Financial Security Information" has the meaning provided in
Section 2(g) hereof.

         "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section 4 hereof.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section 4 hereof.

         "Insurance Agreement" means the Insurance and Indemnity
Agreement, dated as of November 21, 1995, among Financial
Security, the Company and NAFCO.

         "Losses" means (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or expenses incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other
Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

         "NAFCO" means National Auto Finance Company L.P., a Delaware limited partnership.

         "Offering Circular" means the Preliminary Private Placement Memorandum dated November 7, 1995 and the Private Placement Memorandum dated November 16, 1995, in each case relating to the Securities, and any amendment or supplement thereto, or a prospectus in respect of the Securities that makes reference to the Policy used in connection with the registration of the Securities under the Securities Act pursuant to the Registration Rights Agreement.

         "Offering Document" means the Offering Circular and any other material or documents delivered by the Placement Agent to any Person in connection with the offer or sale of the Securities or registration of the Securities under the Securities Act pursuant to the Registration Rights Agreement.

         "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other organization or entity (whether governmental or private).

         "Placement Agent Agreement" means the Placement Agent
Agreement dated November 21, 1995, between the Company and the Placement Agent in respect of the Securities.

         "Placement Agent Information" has the meaning provided in
Section 3(c) hereof.

         "Placement Agent Party" means any of the Placement Agent, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent of "controlling person" (as such item is used in the Securities Act) of any of the foregoing.

         "Policy" means the financial guaranty insurance policy delivered by Financial Security with respect to the Securities.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of October 1, 1995, by and among the Company, NAFCO, as Master Servicer and Harris Trust and Savings Bank, not in its individual capacity but solely as Trustee.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of November 21, 1995, between the Company and the initial purchasers of the Securities, pursuant to which such initial purchasers may require the Company to register the Securities on a Form S-3 registration statement under the Securities Act if and when such Form S-3 registration statement becomes available to the Company, subject to certain conditions and limitations set forth therein.

         "Securities" means the National Auto Finance 1995-1 Trust $38,220,000 6.36% Automobile Loan Asset-Backed Certificates, described in the Offering Circular and issued pursuant to the Pooling and Servicing Agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Spread Account Agreement" means the Master Spread Account Agreement dated as of November 21, 1995 among the Company, Financial Security and the Collateral Agent and Trustee specified therein, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

         Section 2. Representations, Warranties and Agreements of Financial Security. Financial Security represents, warrants and agrees as follows:

                  (a) Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

                  (b) Authorization, Etc. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

                  (c) Validity, Etc. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial
         Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency,

         reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

                  (d) Exemption From Registration. The Policy is exempt from registration under the Securities Act.

                  (e) No Conflicts. Neither the execution or delivery by Financial Security of the Policy or the Financial
         Security Agreements, nor the performance by Financial
         Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Securities and Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

                  (f) Financial Information. The consolidated balance sheets of Financial Security as of December 31, 1993 and December 31, 1994 and the related consolidated statements of income, changes in shareholder's equity and cash flows for the fiscal years then ended and the interim consolidated balance sheet of Financial Security as of September 30, 1995, and the related statements of income, changes in shareholder's equity and cash flows for the interim period then ended, furnished by Financial Security to the Placement Agent, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (g) Financial Security Information. The information in the Offering Circular set forth under the caption "The Certificate Insurer" (as revised from time to time in accordance with the provisions hereof, the "Financial
         Security Information") is limited and does not purport to provide the scope of disclosure required to be include in a prospectus with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of the Offering Circular and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  (h) Additional Information. Financial Security will furnish to the Placement Agent, or the Company, upon request of the Placement Agent or the Company, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments). In addition, if the delivery of an Offering Circular relating to the Securities is required at any time prior to the expiration of nine months after the time of issue of the Offering Circular in connection with the offering or sale of the Securities or in connection with the registration of the Securities under the Securities Act in accordance with the Registration Rights Agreement, the Company or the Placement Agent will notify Financial
         Security of such requirement to deliver an Offering Circular and Financial Security will promptly provide the Placement
         Agent and the Company with any revisions to the Financial
         Security Information that are in the judgment of Financial Security necessary to prepare an amended Offering Circular or a supplement to the Offering Circular.

                  (i) Opinion of Counsel. Financial Security will furnish to the Placement Agent and the Company on the closing date for the sale of the Securities an opinion of its Assistant General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Company and the Placement Agent.

                  (j) Consents and Reports of Independent Accountants. Financial Security will furnish to the Placement Agent and the Company, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance
         Agreement, a copy of the Offering Circular, including either a manually signed consent or a manually signed report of Financial Security's independent accountants and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its claims-paying ability by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Offering Circular and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

         Section 3. Representations, Warranties and Agreements of the Placement Agent. The Placement Agent represents, warrants and agrees as follows:

                  (a) Compliance With Laws. The Placement Agent will comply in all material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Offering Circular.

                  (b) Offering Document. The Placement Agent will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning
         Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the information in respect of Financial Security included in the Preliminary Private Placement Memorandum dated November 7,
         1995 and the Private Placement Memorandum dated November 16,
         1995, in each case relating to the Securities.  Each
         Offering Document will include the following statement:


                  "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law".

         Each Offering Document including financial information with respect to Financial Security prepared in accordance with generally accepted accounting principles will include the following statement immediately preceding such financial information:

                  "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations."

                  (c) Placement Agent Information. All material provided by the Placement Agent for inclusion in the Offering Circular (as revised from time to time, the "Placement Agent Information"), insofar as such information relates to the Placement Agent, is true and correct in all material respects. In respect of the initial Offering Circular, the Placement Agent Information is limited to the information set forth under the caption "Offering" in the Offering Circular.

         Section 4.  Indemnification.

                  (a) Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Company Party and each Placement Agent Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Company Party or Placement Agent Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

                  (b) The Placement Agent agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party and each Company Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Placement Agent's breach of any of its representations, warranties or agreements set forth in
         Section 3 hereof and (ii) any and all Losses to which any Financial Security Party or Company Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Placement Agent Information included therein.

                  (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 5. Indemnification Procedures. Except as provided below in Section 6 with respect to contribution, the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified
Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party shall have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Party, but the fees and expenses of such separate counsel shall be at the expense of the Indemnified Party unless (i) the employment of counsel by the Indemnified Party at its expense have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action or proceeding within a reasonable time after receiving notice of the commencement of the action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnifying Party (it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Company Parties, one such firm for all Placement Agent Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Company in respect of the Company Parties, by the Placement Agent in respect of the Placement Agent Parties and by Financial Security in respect of the Financial Security Parties), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Party and all such fees and expenses will be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

         Section 6.  Contribution.

         (a) To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 6(b) below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

         (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying
Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

         (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information, the Placement Agent shall be solely responsible for the Placement
Agent Information and that the balance of each Offering Document shall be the responsibility of the Company.

         (d) Notwithstanding anything in this Section 6 to the contrary, the Placement Agent shall not be required to contribute an amount in excess of the amount by which the total offering price of the Securities placed by the Placement Agent exceeds the amount of any damages that such Placement Agent has otherwise been required to pay in respect of any breach by the Placement Agent of its representations or warranties contained in Section 3 hereof.

         (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

         Section 7.  Miscellaneous.

         (a) Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto:


         If to Financial Security:

                             Financial Security Assurance Inc.
                             350 Park Avenue
                             New York, NY 10022
                             Attention: Senior Vice President --
                             Surveillance Department (with a copy to
                             the attention of the General Counsel)
                             Re:  National Auto Finance 1995-1 Trust,
                             6.36% Automobile Loan Asset-Backed
                             Certificates
                             Confirmation: (212) 826-0100
                             Telecopy Nos.: (212) 339-3518, (212)
                             339-3529
                             (in each case in which notice or other
                             communication to Financial Security
                             refers to an Event of Default, a claim
                             on the Policy or with respect to which
                             failure on the part of Financial
                             Security to respond shall be deemed to
                             constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of Head-Financial Guaranty Group and each such notice shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

         If to the Company:  National Financial Auto Funding Trust
                             c/o The Chase Manhattan Bank (USA)
                             802 Delaware Avenue
                             Wilmington, Delaware  19801

                             Attention:  Corporate Trust
                                           Administration

                             Telecopy No.:  (302) 575-5467
                             Confirmation:  (302) 575-5099

         with a copy to:     The Chase Manhattan Bank (USA)
                             c/o The Chase Manhattan Bank, N.A.
                             4 Chase Metrotech Center
                             Brooklyn, New York  11242

                             Attention:  Corporate Trust
                                           Administration

                             Telecopy No.:  (718) 242-3529

                             Confirmation:  (718) 242-7283

         If to the Placement Agent:

                             First Union Capital Market Corp.
                             One First Union Center
                             Charlotte, North Carolina  28288-0610

                             Attention:  Reginald H. Imamura
                             Telecopy No.:  (704) 374-3254
                             Confirm No.:   (704) 374-6501

         (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (c) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party.
Any assignment made in violation of this Agreement shall be null and void.

         (d) Amendments. Amendments of this Agreement shall be in writing signed by each party hereto.

         (e) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Company under the Placement Agency Agreement or the Insurance Agreement.

         (f) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                  FINANCIAL SECURITY ASSURANCE INC.


                                  By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                  FIRST UNION CAPITAL MARKETS CORP.



                                  By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                  NATIONAL FINANCIAL AUTO FUNDING
                                     TRUST


                                  By:
                                      ---------------------------------
                                      Name:
                                      Title:  ______________ of
                                      the Chase Manhattan Bank (USA),
                                      as trustee for National
                                      Financial Auto Funding Trust